Mean survival time



Days post
tumor implantation
35
30
25
20
15
10
*
**
Control
MBZ
Prodrug

* P = 0.008
** P = 0.03
vs. Control
Using unpaired t test

Tumor burden—20d post-implantation


*P < 0.005 vs. Control
using unpaired t test
BLI Signal
(photons/second)
2.5×10⁹
2.0×10⁹
1.5×10⁹
1.0×10⁹
5.0×10⁸
0
Control
MBZ (45.5mg/kg)
* MBZ (24.7mg/kg)
* Prodrug (45.5mg/kg)
Prodrug (36.4mg/kg)
* Molar equivalent doses

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